Supplement dated August 30, 1999
                         to Prospectus Dated May 1, 1999
                    for GE Life & Annuity Separate Account II
                                  P1250CR 10/97

The purpose of this supplement is to revise or modify certain information contained in your prospectus dated May 1, 1999. The changes made in this supplement relate to the following sections of your prospectus: The Portfolios; Premiums; Transfers; and Payments and Telephone Transactions.

THE PORTFOLIOS -- Investment Subdivisions

o VIP Overseas Portfolio of Variable Insurance Products Fund is subadvised by Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research Far East Inc., Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited. (page 18)

o VIP II Contrafund Portfolio of Variable Insurance Products Fund II is subadvised by Fidelity Management & Research (U.K.) Inc. and Fidelity Management & Research Far East Inc. (page 20)

o VIP III Growth & Income Portfolio of Variable Insurance Products Fund III is subadvised by Fidelity Management & Research (U.K.) Inc. and Fidelity Management & Research Far East Inc. (page 20)

o VIP III Growth Opportunities Portfolio of Variable Insurance Products Fund III is subadvised by Fidelity Management & Research (U.K.) Inc. and Fidelity Management & Research Far East Inc. (page 20)

o VIP II Asset Manager Portfolio of Variable Insurance Products Fund II is subadvised by Fidelity Management & Research (U.K.) Inc. and Fidelity Management & Research Far East Inc. (page 21)

o    GE Investments Funds Global Income Fund is subadvised by GE Investments
     (US) Limited. (page 22)

o Under Global Bonds, add the following paragraph following the investment objective for GE Investments Funds Global Income Fund.

         The Global Income Fund is not "diversified" as defined by the Investment Company Act of 1940. Therefore, the Fund may invest a greater percentage of its assets in a particular issuer than the other Funds making it more susceptible to adverse developments affecting a single issuer. Nonetheless, the Fund is subject to diversification requirements arising under the federal tax laws and a limitation on concentration of investments in a single industry. (page 22)

o Federated Insurance Series High Income Bond Fund II is advised by Federated Investment Management Company. (page 22)

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o    The Salomon Brothers Variable Series Funds Strategic Bond Fund should be placed in the Global Bonds category wherever categories are reflected in the prospectus. (page 22; see also page 15)

PREMIUMS - Tax Free Exchanges (1035 Exchanges)

o    After the last sentence add the following:

         We will accept 1035 exchanges even if there is an outstanding loan on the other policy, so long as the outstanding loan is no more than 40% of the rollover premium. (page 29)

PREMIUMS -- Minimum Premium Payment

o    After the first sentence add the following:

         Please keep in mind that you may have to pay a higher amount to keep the Policy in force. (page 29)

TRANSFERS -- Dollar-Cost Averaging

o    Add the following sentence to the end of the second paragraph:

         The dollar-cost averaging program will begin on the 5th day of the month immediately following the allocation of your Net Premiums to the Investment Subdivisions (see "Allocating Premiums" for a description of when this occurs). (page 32)

PAYMENTS AND TELEPHONE TRANSACTIONS -- Requesting Payments

o Delete the third sentence in the first paragraph and replace it with the following:

     Other than the Life Insurance Proceeds, which we determine as of the date of the Insured's death, the amount we pay is as of the end of the Valuation Period during which our Home Office receives all required documents.
     (page 39)

         THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.


                      GE Life and Annuity Assurance Company
                             6610 West Broad Street
                            Richmond, Virginia 23230